LEHMAN BROTHERS

MORTGAGE BACKED SECURITIES

$325,264,000 (Approximate)

STRUCTURED ADJUSTABLE RATE MORTGAGE LOAN TRUST, SERIES 2005-3XS

SENIOR/SUBORDINATE CERTIFICATES

Available Funds Floaters

No Hard Cap – Act/360 – No Delay

To 10% Call
			Est.	Payment			Legal	Expected
	Approximate		WAL(1)	Window(1)	Initial	Initial	Final	Ratings
Class	Size ($)	Benchmark	(yrs.)	(mos.)	C/E (2)	Margin	Maturity	S&P/Moody’s
A1(3)	76,888,000	1 M LIBOR	1.00	1-22	9.00%	TBD	01/25/2035	AAA/Aaa
A2(3)	65,525,000	1 M LIBOR	3.00	22-64	9.00%	TBD	01/25/2035	AAA/Aaa
A3(3)	21,771,000	1 M LIBOR	6.28	64-78	9.00%	TBD	01/25/2035	AAA/Aaa
A4(3)	132,847,000	1 M LIBOR	2.50	1-78	9.00%	TBD	01/25/2035	AAA/Aaa
M1(3)	17,952,000	1 M LIBOR	4.44	38-78	3.50%	TBD	01/25/2035	AA/Aa2
M2(3)	6,691,000	1 M LIBOR	4.38	37-78	1.45%	TBD	01/25/2035	A/A2
M3(3)	3,590,000	1 M LIBOR	3.74	37-71	0.35%	TBD	01/25/2035	BBB+/Baa1

To Maturity
			Est.	Payment			Legal	Expected
	Approximate		WAL(1)	Window(1)	Initial	Initial	Final	Ratings
Class	Size ($)	Benchmark	(yrs.)	(mos.)	C/E (2)	Margin	Maturity	S&P/Moody’s
A1(3)	76,888,000	1 M LIBOR	1.00	1-22	9.00%	TBD	01/25/2035	AAA/Aaa
A2(3)	65,525,000	1 M LIBOR	3.00	22-64	9.00%	TBD	01/25/2035	AAA/Aaa
A3(3)	21,771,000	1 M LIBOR	8.10	64-202	9.00%	TBD	01/25/2035	AAA/Aaa
A4(3)	132,847,000	1 M LIBOR	2.74	1-202	9.00%	TBD	01/25/2035	AAA/Aaa
M1(3)	17,952,000	1 M LIBOR	4.83	38-136	3.50%	TBD	01/25/2035	AA/Aa2
M2(3)	6,691,000	1 M LIBOR	4.52	37-101	1.45%	TBD	01/25/2035	A/A2
M3(3)	3,590,000	1 M LIBOR	3.74	37-71	0.35%	TBD	01/25/2035	BBB+/Baa1

(1)

The Certificates will be priced assuming 100% of the Prepayment Assumption. 100% of the Prepayment Assumption for the fixed rate mortgage loans assumes a speed of 4% CPR for the first month in the life of the loan gradually increasing to 20% CPR for month 12 and remaining constant thereafter. 100% of the Prepayment Assumption for the adjustable rate mortgage loans assumes a speed of 2% CPR for the first month in the life of the loan gradually increasing to 30% CPR in month 12, remaining constant at 30% CPR until month 22, remaining constant at 50% CPR in months 23 through 27 and remaining constant at 35% CPR in month 28 and thereafter.  Any Certificates sold at a discount will be priced at 30% CPR.

(2)

Initial Credit Enhancement includes overcollateralization of approximately 0.35%.

(3)

The Class A1, A2, A3 and A4 Certificates are the Senior Certificates.  The Class M1, M2 and M3 Certificates are the Subordinate Certificates.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

Principal Payment Priority

I.  Prior to the Stepdown Date, or whenever a Trigger Event is in effect:

1)

All principal will be paid to the Senior Certificates, concurrently as follows (the “Senior Priority”):

A)

Approximately 55.27504% to the Class A1, A2 and A3 Certificates, sequentially and in that order, until they have been reduced to zero;

B)

Approximately 44.72496% to the Class A4 Certificates, until they have been reduced to zero; and

2)

All remaining principal will be allocated to the Class M1, M2 and M3 Certificates, sequentially and in that order, until reduced to zero.

II.

  On or after the Stepdown Date and as long as a Trigger Event is not in effect:

1)

Principal will first be allocated to the Senior Certificates in accordance with the Senior Priority, provided, however that principal will only be allocated to the Senior Certificates in the amount required to achieve the Targeted Senior Enhancement Percentage in the aggregate;

2)

All remaining principal will be allocated to the Class M1, M2 and M3 Certificates sequentially and in that order, until the credit enhancement behind each class is equal to two times the related initial enhancement percentage.

The Stepdown Date is the later of (i) the Distribution Date upon which the original Senior Enhancement Percentage (as defined herein) doubles to meet the Targeted Senior Enhancement Percentage of 18.00%, or (ii) the 37th distribution date.

Interest Payment Priority

The Interest Rates for the Class A1, A2, A3, A4, M1, M2 and M3 Certificates (the “LIBOR Certificates”) will be equal to the lesser of (i) one-month LIBOR plus their respective margins and (ii) the Net Funds Cap (as defined herein).  Interest for the LIBOR Certificates will be calculated on an actual/360 basis.

The “Accrual Period” for the LIBOR Certificates for each Distribution Date will be the one-month period beginning on the immediately preceding Distribution Date (or on January 25, 2005, in the case of the first Accrual Period) and ending on the day immediately preceding the related Distribution Date.

Interest received or advanced on each Distribution Date will be allocated in the following priority:

(1)

To pay fees: Servicing Fee and Mortgage Insurance Fee;

(2)

To pay Current Interest and Carryforward Interest to the Class A1, A2, A3 and A4 Certificates on a pro rata basis;

(3)

To pay Current Interest and Carryforward Interest to the Class M1, M2 and M3 Certificates, sequentially and in that order;

(4)

To pay to the Trustee previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Trust Agreement;

(5)

Any interest remaining after the application of (1) through (4) above will be deemed excess interest for such Distribution Date and will be distributed as principal, according to the principal distribution rule in effect for such Payment Date, as needed to maintain the Overcollateralization Target;

(6)

To pay concurrently in proportion to their respective Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts after giving effect to distributions already made on such Distribution Date, to the Class A1, A2, A3 and A4 Certificates, any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not covered by the Interest Rate Cap Agreement(1);

(7)

To pay sequentially to the Class M1, M2 and M3 Certificates any Basis Risk Shortfall and Unpaid Basis Risk Shortfall amounts, to the extent not covered by the Interest Rate Cap Agreement(1);

(8)

To pay sequentially to the Class M1, M2 and M3 Certificates any Deferred Amounts; and

(9)

To pay remaining amounts to the holder of the Class X Certificate. (1)

(1)  Any amounts received from the Interest Rate Cap Agreement will be allocated in steps (6), (7) and (9), in that order of priority.

Carryforward Interest

“Carryforward Interest” for each Class of LIBOR Certificates for any Distribution Date will be the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from previous Distribution Dates exceeds (y) the amount distributed in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Interest Rate.

Current Interest

“Current Interest” for any Class of LIBOR Certificates for any Distribution Date will be the aggregate amount of interest accrued at the applicable Interest Rate during the related Accrual Period on the Class Principal Amount of that Class.

Interest Rate Cap Agreement

The Interest Rate Cap Agreement will be purchased by the Trust to (i) protect against interest rate risk from upward movement in one-month LIBOR and (ii) diminish basis risk associated with the hybrid adjustable-rate mortgage loans and the fixed-rate mortgage loans.  The Interest Rate Cap Agreement is not subordinated to losses. The 39-month Interest Rate Cap Agreement has a lower strike rate and an upper strike rate.  It will contribute cash in the event one-month LIBOR rises above the lower strike rate up to a maximum of the difference between the upper and lower strike rates.

The Notional Balance of the Interest Rate Cap Agreement will amortize according to its schedule.  If in any period the Notional Balance of the Interest Rate Cap Agreement exceeds the outstanding principal balance of the LIBOR Certificates, the portion of the Interest Rate Cap payments available to benefit the Certificates will be limited to the amounts accrued on this lower balance.  The difference between amounts accrued on the Notional Balance of the Interest Rate Cap Agreement and the balance of the Certificates will be paid directly to the Class X Certificates.

Month	Approximate Notional Balance ($)	Lower Strike Rate (%)	Upper Strike Rate (%)	Month	Approximate Notional Balance ($)	Lower Strike Rate (%)	Upper Strike Rate (%)
1	326,406,538.78	2.00	6.00	21	127,624,643.22	2.00	6.00
2	321,327,929.32	2.00	6.00	22	116,964,045.84	2.00	6.00
3	315,317,039.44	2.00	6.00	23	107,245,975.94	2.00	6.00
4	308,389,894.40	2.00	6.00	24	98,384,135.76	2.00	6.00
5	300,570,686.09	2.00	6.00	25	90,300,288.09	6.00	9.00
6	291,891,917.69	2.00	6.00	26	83,544,377.65	6.00	9.00
7	282,394,444.85	2.00	6.00	27	77,826,045.21	6.00	9.00
8	272,127,403.84	2.00	6.00	28	72,937,005.92	6.00	9.00
9	261,148,018.28	2.00	6.00	29	68,721,818.54	6.00	9.00
10	249,521,277.07	2.00	6.00	30	65,064,101.97	6.00	9.00
11	237,983,368.01	2.00	6.00	31	61,874,079.23	6.00	9.00
12	226,559,006.88	2.00	6.00	32	58,840,293.40	6.00	9.00
13	215,272,299.21	2.00	6.00	33	55,955,130.10	6.00	9.00
14	204,172,730.27	2.00	6.00	34	53,212,756.47	7.00	9.00
15	193,281,201.45	2.00	6.00	35	50,604,646.36	7.00	9.00
16	182,617,456.32	2.00	6.00	36	48,124,296.82	7.00	9.00
17	172,200,003.39	2.00	6.00	37	45,765,390.81	7.00	9.00
18	162,045,991.03	2.00	6.00	38	43,521,987.61	7.00	9.00
19	152,171,315.77	2.00	6.00	39	41,388,448.90	7.00	9.00
20	139,326,256.59	2.00	6.00	40	0.00	7.00	9.00

On each Distribution Date, the cap provider will make payments equal to the product of (a) the Interest Rate Cap Agreement Notional Balance for that month, (b) the excess of (i) the lesser of (x) one-month LIBOR and (y) the upper strike rate over (ii) the lower strike rate and (c) the actual number of days in the corresponding Accrual Period for the transaction divided by 360.

Net Funds Cap

The “Net Funds Cap” for each Distribution Date will be the annual rate equal to (a) the weighted average of the Net Mortgage Rates (as defined below) of the Mortgage Loans, as of the first day of the related collection period, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period.

The “Net Mortgage Rate” with respect to any Mortgage Loan will be the Mortgage Rate thereof reduced by the sum of the Servicing Fee Rate and, in the case of an Insured Mortgage Loan, the Mortgage Insurance Fee Rate.

Origination and Servicing

The majority of the Mortgage Loans were originated by Aurora (79.08%), BNC (12.09%), Impac (5.00%) and First National Bank of Nevada (3.71%) and as of the Closing Date were initially serviced by Aurora (79.43%), Option One (12.02%) and Wells Fargo (8.54%).  All of the loans serviced by Option One will be transferred to Aurora on February 1, 2005.

Mortgage Insurance

Approximately 5.09% of the first lien Mortgage Loans with over 80% Loan-to-Value (“LTV”) will be covered by a loan level primary mortgage insurance policy provided by RMIC, PMI or certain other providers.  This coverage will generally reduce the LTV of the insured loans to 60%.

Basis Risk Shortfall

With respect to each Distribution Date, to the extent that (a) the amount of interest payable to a Class, as calculated without regard to the Net Funds Cap, exceeds (b) the amount calculated at the stated rate (such excess, a “Basis Risk Shortfall”), that Class will be entitled to the amount of such Basis Risk Shortfall or Unpaid Basis Risk Shortfall, plus interest thereon at the applicable Interest Rate, before the Class X and Class R Certificates are entitled to any distributions.  The “Unpaid Basis Risk Shortfall” for any Class of Certificates on any Distribution Date will be the aggregate of all Basis Risk Shortfalls for such Class for all previous Distribution Dates, together with interest thereon at the applicable Interest Rate, less all payments made with respect to such Class in respect of such Basis Risk Shortfalls on or prior to such Distribution Date.

Losses

Losses that are not covered by mortgage insurance are allocated in the following order: excess spread, overcollateralization, the Class M3 Certificates, the Class M2 Certificates, and finally to the Class M1 Certificates.  The allocation of losses to a class will result in a writedown of its principal amount and is referred to as an “Applied Loss Amount”.  The balance of the Class A1, A2, A3 and A4 Certificates will not be reduced by allocation of Applied Loss Amounts.

Deferred Amount & Subsequent Recoveries

With respect to each Distribution Date, the “Deferred Amount” for each Class of Subordinate Certificates will be equal to the amount by which (x) the aggregate of Applied Loss Amounts previously applied in reduction of the Class Principal Amount thereof exceeds (y) the sum of (i) the aggregate of amounts previously distributed in reimbursement thereof and (ii) the amount by which the Principal Amount of such class has been increased due to Subsequent Recoveries.

A “Subsequent Recovery” is an amount recovered with respect to a Mortgage Loan after it has been liquidated and the loss has been passed through to the Trust.  Subsequent Recoveries will increase the principal amount of classes which have been allocated an Applied Loss Amount, in order of seniority, by an amount equal to the lesser of (i) the outstanding Deferred Amount for such class and (ii) the amount of Subsequent Recoveries available after application to more senior classes.  Funds related to Subsequent Recoveries will be included in the remittance amount for the related Distribution Date.

10% Optional Redemption

The transaction can be called by the Master Servicer, Aurora Loan Services (an affiliate of Lehman Brothers), on any Distribution Date following the month in which the loan principal balance of the Mortgage Loans is reduced to less than 10% of the Cut-off Date loan principal balance.  If the optional redemption is not exercised on the first Distribution Date on which it is able to be exercised, beginning with the next succeeding Distribution Date, the margins on the Class A1, A2, A3 and A4 Certificates will double and the margins on the Class M1, M2 and M3 Certificates will increase to 1.5 times their initial margins.

Credit Enhancement

Subordination

Classes A1, A2, A3 and A4 will have limited protection by means of the subordination of the Subordinate Certificates.  Classes A1, A2, A3 and A4 will have the preferential right to receive interest due to them and principal available for distribution over Classes having a lower priority of distribution.  Similarly, each Class of Class M Certificates will be senior to all other Classes of Class M Certificates with a higher numerical designation.  If on any Distribution Date after giving effect to all realized losses and distributions of principal on such Distribution Date, the aggregate Certificate Principal Amount exceeds the aggregate loan balance, the Subordinate Classes will be reduced by the Applied Loss Amount in the following order: Class M3 Certificates, Class M2 Certificates and finally to the Class M1 Certificates, until all of the Subordinate Certificates have been reduced to zero.

Overcollateralization

Excess interest may be used to pay down the Certificates so the aggregate loan balance exceeds the aggregate certificate balance (Overcollateralization or “OC”).  Excess spread will be used to maintain the OC Target.

The “OC Target” will not step down.  The OC Target with respect to any Distribution Date is equal to the initial OC, or approximately 0.35% of the Cut-off Date collateral balance.

Trigger Events

A “Trigger Event” will have occurred with respect to any Distribution Date if the Rolling Three Month Delinquency Rate as of the last day of the immediately preceding month equals or exceeds 42.00% of the Senior Enhancement Percentage for that Distribution Date, or if the Cumulative Realized Losses exceed:

Distribution Date

Loss Percentage

February 2008 to January 2009

1.25% for the first month, plus an additional 1/12th of 0.50% for each month thereafter

February 2009 to January 2010

1.75% for the first month, plus an additional 1/12th of

0.50% for each month thereafter

February 2010 to January 2011

2.25% for the first month, plus an additional 1/12th of

0.50% for each month thereafter

February 2011 and thereafter

2.75%

Trigger Events (continued)

The “Rolling Three Month Delinquency Rate” with respect to any Distribution Date will be the average of the Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

The “Delinquency Rate” for any month will be the fraction, expressed as a percentage, the numerator of which is the aggregate outstanding principal balance of all Mortgage Loans 60 or more days delinquent (including all foreclosures and REO Properties) as of the close of business on the last day of such month, and the denominator of which is the aggregate loan balance as of the close of business on the last day of such month.

“Cumulative Realized Losses” with respect to any Distribution Date will be equal to the fraction, expressed as a percentage, obtained by dividing (x) the aggregate amount of cumulative Realized Losses incurred on the Mortgage Loans from the Cut-off Date through the last day of the related Collection Period by (y) the Cut-off Date Balance.

The “Senior Enhancement Percentage” for any Distribution Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the total Certificate Principal Amount of the Subordinate Classes and the Overcollateralization Amount (which, for purposes of this definition only, will not be less than zero), and the denominator of which is the aggregate loan balance, after giving effect to distributions on that Distribution Date.

Lehman Brothers Contacts
MBS Trading	Matt Miller	(212) 526-8315
	Rishi Bansal	(212) 526-8315
	Alar Randmere	(212) 526-8315
	Sumit Chhabra	(212) 526-8315
	Alok Sharma	(212) 526-8315
	David Wong	(212) 526-8315

Syndicate	Kevin White	(212) 526-9519
	Bob Caldwell	(212) 526-9519
	Dan Covello	(212) 526-9519
	Paul Tedeschi	(212) 526-9519

MBS Banking	Ellen Kiernan	(212) 526-4279
	Jenna Levine	(212) 526-1453
	Christina Barretto	(212) 526-2185
	Patrick Fruzzetti	(212) 526-2693

Rating Agency Contacts

S&P	George Kimmel	(212) 438-1575
	Victor Bhagat	(212) 438-1130
Moody’s	Daniel Gringauz	(212) 553-4108

Summary of Terms
Issuer:	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-3XS
Depositor:	Structured Asset Securities Corporation
Trustee:	LaSalle Bank, N.A.
Securities Administrator:	Citibank, N.A.
Master Servicer:	Aurora Loan Services
Lead Underwriter:	Lehman Brothers Inc.
Distribution Date:	25th of each month, or the next succeeding Business Day First Distribution Date: February 25, 2005
Statistical Cut-Off Date:	December 1, 2004
Cut-Off Date:	January 1, 2005
Pricing Date:	Week of January 17, 2005
Closing Date:	January 28, 2005
Settlement Date:	January 28, 2005 through DTC, Euroclear or Cedel Bank
Delay Days:	0 day delay – All Classes
Dated Date:	January 25, 2005
Day Count:	Actual/360 on Classes A1, A2, A3, A4, M1, M2 and M3
Collection Period:	2nd day of prior month through 1st day of month of such distribution
Servicing Fee:	The servicing fee is equal to [0.25]% of the loan principal balance annually.
Clearing/Registration:	Book-entry through DTC, Euroclear, and Cedel
Denomination:	Minimum $25,000; increments $1 in excess thereof for Classes A1, A2, A3 and A4. Minimum $100,000; increments $1 in excess thereof for the Subordinate Certificates.
SMMEA Eligibility:	None of the classes are expected to be SMMEA eligible.
ERISA Eligibility:	The Class A and Class M Certificates are expected to be ERISA eligible.
Tax Status:	REMIC for Federal income tax purposes

Sensitivity Analysis – To 10% Call

% PPA (1)	50%	75%	100%	125%	150%

Class A1
Avg. Life (yrs)	1.72	1.24	1.00	0.84	0.72
Window (mos)	1-41	1-27	1-22	1-19	1-16
Expected Final Mat.	6/25/2008	4/25/2007	11/25/2006	8/25/2006	5/25/2006

Class A2
Avg. Life (yrs)	6.23	4.14	3.00	2.28	1.85
Window (mos)	41-130	27-87	22-64	19-49	16-32
Expected Final Mat.	11/25/2015	4/25/2012	5/25/2010	2/25/2009	9/25/2007

Class A3
Avg. Life (yrs)	12.60	8.54	6.28	4.83	3.56
Window (mos)	130-156	87-106	64-78	49-60	32-48
Expected Final Mat.	1/25/2018	11/25/2013	7/25/2011	1/25/2010	1/25/2009

Class A4
Avg. Life (yrs)	4.96	3.37	2.50	1.94	1.55
Window (mos)	1-156	1-106	1-78	1-60	1-48
Expected Final Mat.	1/25/2018	11/25/2013	7/25/2011	1/25/2010	1/25/2009

Class M1
Avg. Life (yrs)	8.55	5.75	4.44	3.85	3.71
Window (mos)	50-156	37-106	38-78	39-60	40-48
Expected Final Mat.	1/25/2018	11/25/2013	7/25/2011	1/25/2010	1/25/2009

Class M2
Avg. Life (yrs)	8.53	5.74	4.38	3.71	3.40
Window (mos)	50-156	37-106	37-78	37-60	38-48
Expected Final Mat.	1/25/2018	11/25/2013	7/25/2011	1/25/2010	1/25/2009

Class M3
Avg. Life (yrs)	7.17	4.80	3.74	3.28	3.12
Window (mos)	50-143	37-96	37-71	37-55	37-43
Expected Final Mat.	12/25/2016	1/25/2013	12/25/2010	8/25/2009	8/25/2008

(1)

Assumes 100% of the Prepayment Assumption as defined on page 1.

Sensitivity Analysis – To 10% Call
% CPR	20%	30%	40%

Class A1
Avg. Life (yrs)	1.14	0.73	0.52
Window (mos)	1-30	1-19	1-13
Expected Final Mat.	7/25/2007	8/25/2006	2/25/2006

Class A2
Avg. Life (yrs)	4.71	2.94	1.93
Window (mos)	30-100	19-64	13-45
Expected Final Mat.	5/25/2013	5/25/2010	10/25/2008

Class A3
Avg. Life (yrs)	9.69	6.27	4.42
Window (mos)	100-120	64-78	45-55
Expected Final Mat.	1/25/2015	7/25/2011	8/25/2009

Class A4
Avg. Life (yrs)	3.70	2.35	1.60
Window (mos)	1-120	1-78	1-55
Expected Final Mat.	1/25/2015	7/25/2011	8/25/2009

Class M1
Avg. Life (yrs)	6.52	4.44	3.75
Window (mos)	37-120	38-78	39-55
Expected Final Mat.	1/25/2015	7/25/2011	8/25/2009

Class M2
Avg. Life (yrs)	6.51	4.38	3.57
Window (mos)	37-120	37-78	37-55
Expected Final Mat.	1/25/2015	7/25/2011	8/25/2009

Class M3
Avg. Life (yrs)	5.44	3.73	3.19
Window (mos)	37-109	37-70	37-50
Expected Final Mat.	2/25/2014	11/25/2010	3/25/2009

Sensitivity Analysis – To Maturity

% PPA (1)	50%	75%	100%	125%	150%

Class A1
Avg. Life (yrs)	1.72	1.24	1.00	0.84	0.72
Window (mos)	1-41	1-27	1-22	1-19	1-16
Expected Final Mat.	6/25/2008	4/25/2007	11/25/2006	8/25/2006	5/25/2006

Class A2
Avg. Life (yrs)	6.23	4.14	3.00	2.28	1.85
Window (mos)	41-130	27-87	22-64	19-49	16-32
Expected Final Mat.	11/25/2015	4/25/2012	5/25/2010	2/25/2009	9/25/2007

Class A3
Avg. Life (yrs)	15.59	10.89	8.10	6.30	4.74
Window (mos)	130-321	87-259	64-202	49-162	32-133
Expected Final Mat.	10/25/2031	8/25/2026	11/25/2021	7/25/2018	2/25/2016

Class A4
Avg. Life (yrs)	5.36	3.68	2.74	2.14	1.70
Window (mos)	1-321	1-259	1-202	1-162	1-133
Expected Final Mat.	10/25/2031	8/25/2026	11/25/2021	7/25/2018	2/25/2016

Class M1
Avg. Life (yrs)	9.23	6.26	4.83	4.16	3.96
Window (mos)	50-251	37-180	38-136	39-106	40-86
Expected Final Mat.	12/25/2025	1/25/2020	5/25/2016	11/25/2013	3/25/2012

Class M2
Avg. Life (yrs)	8.78	5.92	4.52	3.82	3.48
Window (mos)	50-197	37-136	37-101	37-78	38-63
Expected Final Mat.	6/25/2021	5/25/2016	6/25/2013	7/25/2011	4/25/2010

Class M3
Avg. Life (yrs)	7.17	4.80	3.74	3.28	3.12
Window (mos)	50-143	37-96	37-71	37-55	37-43
Expected Final Mat.	12/25/2016	1/25/2013	12/25/2010	8/25/2009	8/25/2008

(1)

Assumes 100% of the Prepayment Assumption as defined on page 1.

Sensitivity Analysis – To Maturity

% CPR	20%	30%	40%

Class A1
Avg. Life (yrs)	1.14	0.73	0.52
Window (mos)	1-30	1-19	1-13
Expected Final Mat.	7/25/2007	8/25/2006	2/25/2006

Class A2
Avg. Life (yrs)	4.71	2.94	1.93
Window (mos)	30-100	19-64	13-45
Expected Final Mat.	5/25/2013	5/25/2010	10/25/2008

Class A3
Avg. Life (yrs)	12.08	7.87	5.58
Window (mos)	100-267	64-182	45-130
Expected Final Mat.	4/25/2027	3/25/2020	11/25/2015

Class A4
Avg. Life (yrs)	4.02	2.56	1.76
Window (mos)	1-267	1-182	1-130
Expected Final Mat.	4/25/2027	3/25/2020	11/25/2015

Class M1
Avg. Life (yrs)	7.06	4.79	4.00
Window (mos)	37-196	38-129	39-92
Expected Final Mat.	5/25/2021	10/25/2015	9/25/2012

Class M2
Avg. Life (yrs)	6.70	4.50	3.66
Window (mos)	37-152	37-99	37-70
Expected Final Mat.	9/25/2017	4/25/2013	11/25/2010

Class M3
Avg. Life (yrs)	5.44	3.73	3.19
Window (mos)	37-109	37-70	37-50
Expected Final Mat.	2/25/2014	11/25/2010	3/25/2009

Available Funds Cap Schedule* (1) (2)

*The Effective Available Funds Cap is shown for the first 39 Distribution Dates.  For purposes of this calculation, it was assumed that payments on the Interest Rate Cap were available to the Senior Certificates.

Period	Available Funds Cap (%)	Period	Available Funds Cap (%)
1	9.81702	31	9.01593
2	10.84226	32	8.99940
3	9.76535	33	9.52717
4	10.05834	34	9.69367
5	9.69842	35	9.99667
6	9.98073	36	9.64633
7	9.61457	37	9.61863
8	9.56552	38	10.25903
9	9.82763	39	9.65849
10	9.44845	40	9.67690
11	9.69388	41	9.35727
12	9.30892	42	9.65280
13	9.23191	43	9.32549
14	10.13120	44	9.30983
15	9.06572	45	9.69220
16	9.27634	46	9.76251
17	8.88625	47	10.07668
18	9.08644	48	9.73265
19	8.69755	49	9.71358
20	8.56264	50	10.73309
21	9.25919	51	9.68209
22	9.43575	52	10.02720
23	9.64835	53	9.68403
24	9.24221	54	10.02459
25	8.61730	55	9.68112
26	9.46310	56	9.66094
27	8.68319	57	9.97215
28	9.41012	58	9.63029
29	9.08570	59	9.92990
30	9.34917	60	9.59699

(1)

Based on one-month LIBOR and six-month LIBOR of 20% for each period.

(2)

Assumes 100% of the Prepayment Assumption as defined on page 1.

 Excess Spread (1)(2)

Period	Excess Spread	Period	Excess Spread
1	3.27%	31	2.53%
2	3.45%	32	2.50%
3	2.90%	33	2.76%
4	2.89%	34	3.09%
5	2.66%	35	3.22%
6	2.66%	36	3.03%
7	2.45%	37	3.00%
8	2.36%	38	3.31%
9	2.42%	39	3.05%
10	2.21%	40	3.44%
11	2.25%	41	3.26%
12	2.04%	42	3.39%
13	2.02%	43	3.21%
14	2.37%	44	3.18%
15	1.92%	45	3.33%
16	2.02%	46	3.21%
17	1.84%	47	3.34%
18	1.96%	48	3.15%
19	1.80%	49	3.12%
20	1.79%	50	3.57%
21	2.16%	51	3.08%
22	2.57%	52	3.27%
23	2.68%	53	3.08%
24	2.44%	54	3.24%
25	2.50%	55	3.05%
26	2.91%	56	3.03%
27	2.46%	57	3.19%
28	2.73%	58	3.05%
29	2.58%	59	3.19%
30	2.70%	60	3.00%

(1)

Based on gradually increasing one-month LIBOR and six-month LIBOR.

(2)

Assumes prepayments occur at 100% of the Prepayment Assumption as defined on page 1.

SARM 2005-3XS Collateral Summary

Total Number of Loans	1,494	Primary Mortgage Insurance Coverage
Total Outstanding Loan Balance	$326,406,539	Yes	5.1%
Average Loan Principal Balance	$218,478	No	94.9%
Fixed Rate	19.7%
Adjustable Rate	80.3%	Primary Mortgage Insurance Coverage
Prepayment Penalty	52.1%	(first Lien Loans with LTV > 80%)
Weighted Average Coupon	6.4%	Yes	100.0%
Weighted Average Margin	4.7%
Weighted Average Initial Periodic Cap	2.4%	Lien Position
Weighted Average Periodic Cap	1.7%	First	100.0%
Weighted Average Maximum Rate	12.3%
Weighted Average Floor	4.9%	Loan Purpose
Weighted Average Original Term (mo.)	358	Purchase	69.0%
Weighted Average Remaining Term (mo.)	356	Cash Out Refinance	25.1%
Weighted Average Loan Age (mo.)	2	Rate/Term Refinance	5.9%
Weighted Average LTV	76.5%
% of Loans with Junior Liens	54.3%	Geographic Distribution
Non-Zero Weighted Average FICO	697	(Other states account individually for less than
Non-Zero Weighted Average DTI	37.5%	3% of the Cut-off Date principal balance)
%IO Loans	69.1%	CA	34.0%
		NY	9.3%
Product Type		FL	7.7%
2/28 ARM (Libor)	46.1%	AZ	6.5%
3/27 ARM (Libor)	32.8%	WA	4.9%
Fixed Rate	19.7%	MD	3.2%
5/25 ARM (Libor)	1.3%	CO	3.2%
Other	0.2%	VA	3.1%
		TX	3.1%
Documentation Type
Limited	38.7%	Occupancy Status
Other	61.3%	Primary Home	64.5%
		Investment	31.2%
		Second Home	4.3%

Collateral information is as of the Statistical Cut-off Date.

Collateral Characteristics

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Amortization Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Non- IO Loans:
2/28 ARM (Libor)	145	$26,371,088.62	26.14%	6.854%	100.00%	705	80.10%	18.61%
3/27 ARM (Libor)	110	19,298,678.63	19.13	6.265	100.00	699	76.73	14.83
5/25 ARM (Libor)	4	987,474.28	0.98	5.987	100.00	680	73.24	0.00
2/1 ARM (CMT)	1	273,483.83	0.27	5.875	100.00	660	70.51	0.00
Fixed Rate	270	53,963,375.93	53.49	6.663	0.00	676	70.66	47.88
Subtotal (Non-IO):	530	$100,894,101.29	100.00%	6.628%	46.51%	688	74.31%	33.31%

Interest-Only Loans:
2/28 ARM (Libor)	528	$123,950,959.91	54.96%	6.366%	100.00%	705	78.24%	27.88%
5/20 ARM (Libor)	1	250,000.00	0.11	5.750	100.00	640	59.52	0.00
3/27 ARM (Libor)	389	87,810,476.12	38.94	6.274	100.00	697	77.12	27.10
5/25 ARM (Libor)	11	3,127,949.99	1.39	5.541	100.00	703	70.66	60.26
Fixed Rate	35	10,373,051.47	4.60	6.619	0.00	697	74.35	52.76
Subtotal (IO Loans):	964	$225,512,437.49	100.00%	6.330%	95.40%	701	77.50%	29.14%

Total:	1,494	$326,406,538.78	100.00%	6.422%	80.29%	697	76.51%	30.43%

Collateral Characteristics

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Scheduled Principal Balances
($)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
0.01 - 50,000.00	25	$1,087,835.14	0.33%	7.523%	63.75%	683	64.01%	47.88%
50,000.01 - 100,000.00	231	18,213,856.10	5.58	6.835	80.98	708	76.61	35.11
100,000.01 - 150,000.00	353	44,597,127.25	13.66	6.430	80.74	703	76.61	40.01
150,000.01 - 200,000.00	254	44,476,633.08	13.63	6.325	75.98	696	75.94	37.24
200,000.01 - 250,000.00	181	40,449,316.64	12.39	6.338	77.11	692	76.83	24.64
250,000.01 - 300,000.00	150	40,989,424.70	12.56	6.247	81.06	695	78.90	31.35
300,000.01 - 350,000.00	94	30,429,843.79	9.32	6.154	79.82	705	76.79	24.47
350,000.01 - 400,000.00	68	25,391,473.77	7.78	6.374	80.73	700	77.84	32.72
400,000.01 - 450,000.00	43	18,349,020.53	5.62	6.328	79.09	701	78.94	18.46
450,000.01 - 500,000.00	22	10,644,053.01	3.26	6.736	72.31	701	78.68	36.93
500,000.01 - 550,000.00	15	7,908,967.79	2.42	6.374	80.51	686	75.11	33.48
550,000.01 - 600,000.00	16	9,222,223.41	2.83	6.659	87.60	709	78.09	12.32
600,000.01 - 650,000.00	12	7,597,309.50	2.33	6.487	91.80	685	75.38	24.94
650,000.01 >=	30	27,049,454.07	8.29	6.839	88.68	681	69.79	23.78
Total:	1,494	$326,406,538.78	100.00%	6.422%	80.29%	697	76.51%	30.43%

Lien Position
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1st Lien	1,494	$326,406,538.78	100.00%	6.422%	80.29%	697	76.51%	30.43%
Total:	1,494	$326,406,538.78	100.00%	6.422%	80.29%	697	76.51%	30.43%

Collateral Characteristics

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Loan Purpose
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Purchase	1,054	$225,107,718.59	68.97%	6.435%	91.27%	706	79.26%	28.40%
0.02Cash Out Refinance	345	82,071,099.87	25.14	6.447	50.99	676	69.83	35.07
Rate/Term Refinance	95	19,227,720.32	5.89	6.168	76.85	684	72.88	34.41
Total:	1,494	$326,406,538.78	100.00%	6.422%	80.29%	697	76.51%	30.43%

Occupancy Status
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Primary Home	816	$210,550,117.49	64.51%	6.277%	72.53%	687	75.51%	29.41%
Investment	612	101,847,803.78	31.20	6.690	94.57	717	77.95	34.54
Second Home	66	14,008,617.51	4.29	6.665	93.12	708	81.15	15.76
Total:	1,494	$326,406,538.78	100.00%	6.422%	80.29%	697	76.51%	30.43%

Original Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1 - 180	21	$3,067,387.60	0.94%	6.635%	0.00%	668	64.19%	56.00%
181 - 240	4	693,292.08	0.21	6.595	0.00	672	73.41	53.07
241 - 360	1,469	322,645,859.10	98.85	6.420	81.23	698	76.64	30.14
Total:	1,494	$326,406,538.78	100.00%	6.422%	80.29%	697	76.51%	30.43%

Collateral Characteristics

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Remaining Terms to Stated Maturity
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1 - 180	21	$3,067,387.60	0.94%	6.635%	0.00%	668	64.19%	56.00%
181 - 240	4	693,292.08	0.21	6.595	0.00	672	73.41	53.07
241 - 360	1,469	322,645,859.10	98.85	6.420	81.23	698	76.64	30.14
Total:	1,494	$326,406,538.78	100.00%	6.422%	80.29%	697	76.51%	30.43%

State Distribution (Top 10)
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
CA	370	$111,021,376.08	34.01%	6.185%	74.41%	693	73.91%	35.27%
NY	95	30,460,849.41	9.33	6.959	49.79	689	76.27	17.12
FL	130	25,068,743.90	7.68	6.648	91.49	694	77.27	18.85
AZ	123	21,254,563.92	6.51	6.323	99.38	707	79.43	40.55
WA	84	16,104,752.03	4.93	6.357	96.24	721	79.63	46.32
MD	51	10,501,626.86	3.22	6.262	85.74	690	76.78	29.86
CO	58	10,419,062.30	3.19	6.205	90.74	708	79.44	21.87
VA	43	10,237,094.95	3.14	6.173	94.23	707	78.90	20.44
TX	80	10,125,089.63	3.10	6.821	90.94	699	79.64	24.12
UT	63	9,464,276.17	2.90	6.265	100.00	720	79.90	37.89
Other	397	71,749,103.53	21.98	6.582	80.78	696	77.12	28.72
Total:	1,494	$326,406,538.78	100.00%	6.422%	80.29%	697	76.51%	30.43%

Collateral Characteristics

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Original Loan-to-Value Ratio*
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
First Lien Loans:
< = 60.00%	112	$24,712,737.61	7.57%	6.565%	54.10%	677	50.98%	26.37%
60.01 - 70.00%	118	31,717,381.51	9.72	6.246	65.37	692	67.29	32.02
70.01 – 80.00%	1,182	253,351,089.88	77.62	6.387	84.03	700	79.19	32.30
80.01 – 85.00%	7	1,041,275.37	0.32	6.402	100.00	664	84.58	0.00
85.01 – 90.00%	46	9,398,298.64	2.88	7.225	94.73	703	89.65	4.40
90.01 – 95.00%	29	6,185,755.77	1.90	6.973	82.96	688	94.84	6.55
Total:	1,494	$326,406,538.78	100.00%	6.422%	80.29%	697	76.51%	30.43%

*LTV after taking mortgage insurance into account.

Collateral Characteristics

Collateral characteristics are listed below as of the Statistical Cut-off Date.

FICO Score
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
621 - 640	60	$15,544,761.39	4.76%	6.795%	63.31%	638	70.44%	45.47%
641 - 660	232	54,367,359.73	16.66	6.554	63.16	651	74.63	30.44
661 - 680	265	57,598,187.60	17.65	6.494	73.25	670	75.96	29.59
681 - 700	281	63,509,615.47	19.46	6.325	86.69	690	77.61	25.50
701 - 720	216	47,026,521.21	14.41	6.431	88.83	710	77.71	23.16
721 - 740	163	32,808,759.65	10.05	6.375	95.83	730	77.89	26.37
741 - 760	137	28,156,277.76	8.63	6.249	81.18	751	77.79	37.78
761 - 780	80	15,621,397.33	4.79	6.280	88.88	771	76.61	44.32
>= 781	60	11,773,658.64	3.61	6.194	90.81	792	78.25	45.54
Total:	1,494	$326,406,538.78	100.00%	6.422%	80.29%	697	76.51%	30.43%

Property Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Single Family	926	$190,186,962.93	58.27%	6.379%	79.05%	697	75.90%	29.48%
PUD	255	65,477,787.97	20.06	6.323	90.51	694	77.51	31.15
2-4 Family	200	49,046,338.88	15.03	6.749	70.04	703	77.07	33.35
Condo	113	21,695,449.00	6.65	6.362	83.50	695	77.61	29.93
Total:	1,494	$326,406,538.78	100.00%	6.422%	80.29%	697	76.51%	30.43%

Collateral Characteristics

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Term by Product Type (S)
Amortization Type	No Penalty	1 -12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49– 60 Months	Total
2/28 ARM (Libor)	$94,492,385.74	$6,469,973.05	$46,257,362.35	$2,073,277.39	$0.00	$1,029,050.00	$150,322,048.53
3/27 ARM (Libor)	36,920,115.36	1,444,495.21	8,964,954.19	59,563,589.99	0.00	216,000.00	107,109,154.75
Fixed Rate	22,690,665.98	2,539,913.14	324,025.21	38,582,036.88	0.00	199,786.19	64,336,427.40
5/25 ARM (Libor)	1,908,660.15	152,832.53	0.00	1,852,331.59	0.00	201,600.00	4,115,424.27
2/1 ARM (CMT)	273,483.83	0.00	0.00	0.00	0.00	0.00	273,483.83
5/20 ARM (Libor)	0.00	0.00	0.00	250,000.00	0.00	0.00	250,000.00
Total:	$156,285,311.06	$10,607,213.93	$55,546,341.75	$102,321,235.85	$0.00	$1,646,436.19	$326,406,538.78

Prepayment Penalty Term by Product Type (%)
Amortization Type	No Penalty	1 -12 Months	13 – 24 Months	25 – 36 Months	37 – 48 Months	49– 60 Months	Total
2/28 ARM (Libor)	62.86%	4.30%	30.77%	1.38%	0.00%	0.68%	46.05%
3/27 ARM (Libor)	34.47	1.35	8.37	55.61	0.00	0.20	32.81
Fixed Rate	35.27	3.95	0.50	59.97	0.00	0.31	19.71
5/25 ARM (Libor)	46.38	3.71	0.00	45.01	0.00	4.90	1.26
2/1 ARM (CMT)	100.00	0.00	0.00	0.00	0.00	0.00	0.08
5/20 ARM (Libor)	0.00	0.00	0.00	100.00	0.00	0.00	0.08
Total:	47.88%	3.25%	17.02%	31.35%	0.00%	0.50%	100.00%

Collateral Characteristics

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Prepayment Penalty Description – Top 5
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
6 Mo. Int. on Amount Prepaid > 20% Orig. Bal.	749	$160,289,245.71	49.11%	6.297%	74.69%	694	75.40%	36.00%
None	703	156,285,311.06	47.88	6.601	85.48	699	77.40	25.80
6 Mo. Int. on 80% of UPB	34	8,760,546.36	2.68	5.485	100.00	712	81.74	5.73
3% 2% 1% of UPB	1	429,000.00	0.13	6.250	0.00	669	65.00	100.00
1% of Amount Prepaid	4	247,648.16	0.08	7.831	0.00	710	75.47	31.64
Other	3	394,787.49	0.12	6.576	0.00	699	76.36	73.45
Total:	1,494	$326,406,538.78	100.00%	6.422%	80.29%	697	76.51%	30.43%

Documentation Type
	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Limited	573	$126,184,225.80	38.66%	6.435%	91.20%	697	77.36%	0.00%
Full	498	99,320,472.44	30.43	6.176	68.48	700	76.09	100.00
No Documentation	247	59,077,418.33	18.10	6.795	88.29	698	75.23	0.00
Stated	175	41,652,422.21	12.76	6.438	64.38	690	76.76	0.00
No Ratio	1	172,000.00	0.05	7.740	0.00	662	80.00	0.00
Total:	1,494	$326,406,538.78	100.00%	6.422%	80.29%	697	76.51%	30.43%

Collateral Characteristics

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Debt to Income Ratio
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Full Doc Loans:
<= 0.00	3	$506,720.00	0.51%	6.428%	100.00%	747	80.00%	100.00%
0.01 - 5.00	3	406,500.00	0.41	5.919	90.41	665	59.13	100.00
5.01 - 10.00	5	1,400,600.00	1.41	6.063	76.08	685	79.94	100.00
10.01 - 15.00	9	1,512,539.73	1.52	6.093	74.27	708	75.73	100.00
15.01 - 20.00	17	3,055,413.82	3.08	6.566	72.98	711	80.00	100.00
20.01 - 25.00	20	2,818,563.51	2.84	6.108	79.51	737	71.05	100.00
25.01 - 30.00	45	8,707,317.46	8.77	6.254	63.64	712	73.51	100.00
30.01 - 35.00	62	10,531,868.19	10.60	6.127	70.49	700	76.51	100.00
35.01 - 40.00	101	19,783,785.35	19.92	6.059	77.16	704	76.04	100.00
40.01 - 45.00	153	31,351,545.59	31.57	6.196	69.19	701	77.59	100.00
45.01 - 50.00	57	14,211,921.52	14.31	6.164	60.79	686	75.21	100.00
50.01 - 55.00	21	4,328,700.05	4.36	6.292	32.08	671	73.49	100.00
55.01 - 60.00	1	176,997.22	0.18	6.250	0.00	663	53.64	100.00
60.01 - 65.00	1	528,000.00	0.53	7.000	100.00	638	80.00	100.00
Subtotal (Full Doc):	498	$99,320,472.44	100.00%	6.176%	68.48%	700	76.09%	100.00%

Non-Full Doc Loans:
<= 0.00	260	$63,228,213.13	27.84%	6.758%	88.62%	693	75.51%	0.00%
0.01 - 5.00	3	666,400.00	0.29	5.973	100.00	738	80.00	0.00
5.01 - 10.00	3	370,000.00	0.16	6.314	100.00	715	79.98	0.00
10.01 - 15.00	9	1,888,960.00	0.83	7.274	92.46	679	80.00	0.00
15.01 - 20.00	25	4,931,109.44	2.17	6.196	87.73	708	76.35	0.00
20.01 - 25.00	52	11,983,974.95	5.28	6.642	86.98	697	78.41	0.00
25.01 - 30.00	63	12,240,135.24	5.39	6.624	90.69	706	76.92	0.00
30.01 - 35.00	121	25,083,321.80	11.05	6.310	93.72	699	77.93	0.00
35.01 - 40.00	174	39,151,179.26	17.24	6.416	87.26	701	76.96	0.00
40.01 - 45.00	202	45,834,059.16	20.18	6.403	85.94	694	77.31	0.00
45.01 - 50.00	68	17,424,278.35	7.67	6.523	61.78	691	76.40	0.00
50.01 - 55.00	14	3,514,435.01	1.55	6.666	22.68	682	71.79	0.00
55.01 - 60.00	2	770,000.00	0.34	5.463	100.00	693	73.35	0.00
Subtotal (Non-Full Doc):	996	$227,086,066.34	100.00%	6.530%	85.46%	696	76.70%	0.00%

Total:	1,494	$326,406,538.78	100.00%	6.422%	80.29%	697	76.51%	30.43%

Collateral Characteristics

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Mortgage Rates
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
Adjustable Rate Loans:
<= 5.500	168	$41,066,076.68	15.67%	5.280%	100.00%	710	76.73%	37.44%
5.501 - 6.000	317	70,299,856.57	26.82	5.815	100.00	699	78.23	34.91
6.001 - 6.500	246	53,455,670.60	20.40	6.325	100.00	705	77.38	28.02
6.501 - 7.000	219	47,780,784.28	18.23	6.824	100.00	703	77.39	18.80
7.001 - 7.500	127	23,189,856.71	8.85	7.316	100.00	702	80.97	8.45
7.501 - 8.000	82	18,918,273.46	7.22	7.808	100.00	684	75.96	11.05
8.001 - 8.500	29	6,614,537.56	2.52	8.233	100.00	693	79.34	1.28
8.501 - 9.000	1	745,055.52	0.28	8.625	100.00	661	89.50	0.00
Subtotal (ARM Loans):	1,189	$262,070,111.38	100.00%	6.365%	100.00%	702	77.80%	25.95%

Fixed Rate Loans:
<= 5.500	5	$1,407,250.25	2.19%	5.326%	0.00%	708	67.31%	43.78%
5.501 - 6.000	50	10,627,897.94	16.52	5.937	0.00	689	64.92	64.14
6.001 - 6.500	82	18,471,455.41	28.71	6.336	0.00	679	69.86	68.22
6.501 - 7.000	82	18,113,766.05	28.15	6.785	0.00	681	73.67	39.75
7.001 - 7.500	59	11,935,892.52	18.55	7.327	0.00	673	74.54	26.46
7.501 - 8.000	17	2,646,179.21	4.11	7.776	0.00	660	72.70	31.17
8.001 - 8.500	6	903,786.02	1.40	8.353	0.00	659	82.41	0.00
8.501 - 9.000	2	125,600.00	0.20	8.841	0.00	676	80.00	41.40
9.001 - 9.500	1	39,000.00	0.06	9.450	0.00	663	75.00	100.00
9.501 - 10.000	1	65,600.00	0.10	9.550	0.00	656	80.00	0.00
Subtotal (Fixed Rate):	305	$64,336,427.40	100.00%	6.656%	0.00%	679	71.25%	48.66%

Total:	1,494	$326,406,538.78	100.00%	6.422%	80.29%	697	76.51%	30.43%

Collateral Characteristics

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Gross Margin
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
<= 3.000	68	$16,783,310.07	6.40%	5.574%	100.00%	715	79.20%	23.27%
3.001 - 3.500	51	12,627,686.39	4.82	6.073	100.00	717	78.75	33.71
3.501 - 4.000	34	8,238,052.28	3.14	6.048	100.00	695	76.92	30.26
4.001 - 4.500	36	8,111,588.66	3.10	6.200	100.00	701	77.98	45.81
4.501 - 5.000	945	199,700,130.06	76.20	6.495	100.00	699	77.76	23.33
5.001 - 5.500	20	5,670,258.50	2.16	5.844	100.00	719	76.02	51.49
5.501 - 6.000	35	10,939,085.42	4.17	6.172	100.00	707	76.88	37.77
Total:	1,189	$262,070,111.38	100.00%	6.365%	100.00%	702	77.80%	25.95%

Initial Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
2.000	930	$198,915,000.98	75.90%	6.464%	100.00%	701	77.71%	23.62%
3.000	198	47,624,279.57	18.17	6.217	100.00	702	78.13	37.90
5.000	8	2,214,200.00	0.84	5.551	100.00	685	69.30	63.26
6.000	53	13,316,630.83	5.08	5.541	100.00	714	79.40	11.89
Total:	1,189	$262,070,111.38	100.00%	6.365%	100.00%	702	77.80%	25.95%

Collateral Characteristics

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Subsequent Periodic Cap
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
1.000	281	$71,537,468.28	27.30%	6.027%	100.00%	705	78.29%	36.39%
1.500	1	341,999.40	0.13	4.990	100.00	779	49.57	100.00
2.000	907	190,190,643.70	72.57	6.494	100.00	700	77.67	21.89
Total:	1,189	$262,070,111.38	100.00%	6.365%	100.00%	702	77.80%	25.95%

Maximum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
9.501 - 10.000	3	$953,399.52	0.36%	4.714%	100.00%	733	79.99%	28.78%
10.001 - 10.500	15	4,212,850.16	1.61	5.208	100.00	703	73.95	46.65
10.501 - 11.000	44	9,922,435.37	3.79	5.368	100.00	712	77.25	35.10
11.001 - 11.500	143	32,558,646.88	12.42	5.510	100.00	708	77.97	34.17
11.501 - 12.000	302	64,085,904.97	24.45	5.905	100.00	698	78.30	33.39
12.001 - 12.500	244	53,313,797.13	20.34	6.327	100.00	705	77.30	28.87
12.501 - 13.000	215	50,195,319.10	19.15	6.706	100.00	702	77.11	19.88
13.001 - 13.500	119	22,040,752.53	8.41	7.251	100.00	705	80.98	10.09
13.501 - 14.000	77	17,729,512.64	6.77	7.803	100.00	686	75.40	11.79
14.001 - 14.500	26	6,312,437.56	2.41	8.233	100.00	691	79.11	1.34
14.501 - 15.000	1	745,055.52	0.28	8.625	100.00	661	89.50	0.00
Total:	1,189	$262,070,111.38	100.00%	6.365%	100.00%	702	77.80%	25.95%

Collateral Characteristics

Collateral characteristics are listed below as of the Statistical Cut-off Date.

Minimum Rate
(%)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
<= 5.500	1,116	$241,400,718.91	92.11%	6.381%	100.00%	702	77.86%	24.83%
5.501 - 6.000	39	11,907,627.19	4.54	5.827	100.00	695	76.50	50.46
6.001 - 6.500	15	4,427,279.85	1.69	6.263	100.00	708	77.25	31.42
6.501 - 7.000	16	3,475,772.03	1.33	6.840	100.00	688	79.29	19.49
7.001 - 7.500	1	204,000.00	0.08	7.500	100.00	641	80.00	0.00
7.501 - 8.000	2	654,713.40	0.25	7.875	100.00	725	76.82	0.00
Total:	1,189	$262,070,111.38	100.00%	6.365%	100.00%	702	77.80%	25.95%

Months to Next Rate Adjustment
(months)	Mortgage Loans	Principal Balance ($)	% of Principal Balance	Weighted Avg. Gross Coupon (%)	% ARM	Non-Zero Weighted Avg. FICO	Weighted Avg. Original LTV (%)	Full Doc (%)
13 - 24	675	$150,741,604.03	57.52%	6.451%	100.00%	705	78.54%	26.18%
25 - 36	498	106,963,083.08	40.81	6.273	100.00	698	77.06	24.92
37 >=	16	4,365,424.27	1.67	5.654	100.00	694	70.60	43.18
Total:	1,189	$262,070,111.38	100.00%	6.365%	100.00%	702	77.80%	25.95%